UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020 (November 12, 2020)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401, Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 12, 2020, Riot Blockchain, Inc. (“Riot” or the “Corporation”) held its annual shareholders’ meeting (the “Annual Meeting”) to vote on the proposals identified in the definitive proxy statement (the “Proxy”) filed by the Corporation with the U.S. Securities and Exchange Commission (the “Commission”) on October 15, 2020.

As disclosed in the Proxy, the Board fixed October 7, 2020 as the record date for the Annual Meeting (the “Record Date”). Only shares of Riot’s common stock, no par value (the “Shares”), which were issued and outstanding as of the Record Date were eligible to participate in and vote at the Annual Meeting. As of the close of business on October 7, 2020, there were 48,922,790 Shares entitled to vote at the Annual Meeting. According to the final report of the Inspector of Election, there were 30,632,932 Shares represented by the shareholder directly or by proxy at the Annual Meeting, constituting approximately 63% of the Shares eligible to vote at the Annual Meeting. As disclosed in the Proxy, the Corporation’s Bylaws require at least 33 and 1/3% of the Shares eligible to vote at a meeting of the Corporation’s shareholders to be present for a quorum of the Shares necessary to conduct business at a meeting. Therefore, as approximately 63% of the Shares eligible to vote at the Annual Meeting were present at the Annual Meeting, a quorum for conducting business at the Annual Meeting was achieved.

At the Annual Meeting, the following four (4) proposals were voted on by the Corporation’s shareholders:

Proposal No. 1: Election of Directors;

Proposal No. 2: Ratification of the Independent Auditors;

Proposal No. 3: Advisory Vote on the Corporation’s Executive Compensation; and

Proposal No. 4: Approval of the First Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan.

According to the final vote tabulation provided in the final report of the Inspector of Election, the Corporation’s shareholders approved, upon the recommendation of the Board of Directors, each of these four (4) proposals at the Annual Meeting. The final voting results on each of the proposals by the Corporation’s shareholders at the Annual Meeting are set forth below:

Proposal No. 1: Election of Directors

	Shares Voted For	Shares Withheld	Broker Non-Votes

Remo Mancini	6,982,209	635,136	23,015,587
Jason Les	6,970,879	646,466	23,015,587
Benjamin Yi	6,991,870	625,475	23,015,587

Accordingly, each of Messrs. Mancini, Les, and Yi were elected by the shareholders as members of the Board of Directors to serve until the next annual meeting of the shareholders or their earlier resignation, removal, death, or disability.

Proposal No. 2: Ratification of the Independent Auditors

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes

28,845,161	509,606	1,278,165	0

Accordingly, the appointment of Marcum, LLP, as the Corporation’s independent registered public accounting firm for the year ending December 31, 2020 was approved by the shareholders.

Proposal No. 3: Advisory Vote on the Corporation’s Executive Compensation

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes

6,334,208	550,627	732,510	23,015,587

Accordingly, by advisory vote of the shareholders, the Corporation’s executive compensation for the year ended December 31, 2019 was approved.

Proposal No. 4: Approval of the First Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes

5,748,035	1,043,011	826,299	23,015,587

Accordingly, the First Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan, as included as Annex A to the Proxy, was approved by vote of the shareholders.

About Riot Blockchain

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission. Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

An investment in the Corporation’s common stock involves a high degree of risk, and an investor should only purchase the Corporation’s securities if he or she can afford to suffer the loss of his or her entire investment. In determining whether to purchase the Corporation’s common stock, an investor should carefully consider all of the material risks described under Item 1A under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 25, 2020, as amended and supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with the financial or other information contained or incorporated by reference in such reports. In addition to the risks discussed in these reports, other risks not presently known to us or that we currently believe to be immaterial may also adversely affect our business, financial condition and results of operations, perhaps materially. The discussions regarding material risks also include forward-looking statements, and actual results and events may differ substantially from those discussed or highlighted in those forward-looking statements.

Safe Harbor

The information provided in this Report may include forward-looking statements relating to future events or the future financial performance of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Corporation may be found in the Corporation’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Corporation does not undertake any obligation to update forward-looking statements contained in this Report.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Executive Officer

Date: November 16, 2020